U.S. SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

September 5, 2017 (March 2, 2017)

TIANCI INTERNATIONAL, INC.

(Exact name of small business issuer as specified in its charter)

Nevada	333-184061	45-5440446
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer ID No.)

No. 45-2, Jalan USJ 21/10

Subang Jaya 47640

Selangor Darul Ehsan, Malaysia

(Address of principal executive offices)

+6012 503 7322

(Issuer's Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 4.01  Change in Registrant’s Certifying Accountant

Effective March 2, 2017, the Board of Directors of Tianci International, Inc., a Nevada corporation (“we” or “us”), dismissed RBSM LLP (“RBSM”) as our independent registered public accountant. The decision to dismiss RBSM as the Company’s independent registered public accounting firm was approved by the Company’s Board of Directors on March 2, 2017. Except as noted in the paragraph immediately below, the reports of RBSM on the Company’s financial statements for the years ended July 31, 2016 and 2015 did not contain an adverse opinion or disclaimer of opinion, and such reports were not qualified or modified as to uncertainty, audit scope, or accounting principle.

The reports of RBSM on the Company’s financial statements as of and for the years ended July 31, 2016 and 2015 contained explanatory paragraphs which noted that there was substantial doubt as to the Company’s ability to continue as a going concern as the Company has negative working capital and has suffered recurring losses from operations which raised doubt about its ability to continue as a going concern.

During the years ended July 31, 2016 and 2015 and through March 2, 2017 , the Company has not had any disagreements with RBSM on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to RBSM’s satisfaction, would have caused them to make reference thereto in their reports on the Company’s financial statements for such periods.

During the years ended July 31, 2016 and 2015 and through March 2, 2017, there were no reportable events, as defined in Item 304(a)(1)(v) of Regulation S-K.

We have requested that RBSM furnish us with a letter addressed to the Commission stating whether it agrees with the above statements. A copy of this letter is included herewith as Exhibit 16.1.

Concurrently therewith, we retained the firm of KCCW Accountancy Corp. (“KCCW”), to audit our consolidated financial statements for our fiscal year ending July 31, 2017.

During the fiscal years ended July 31, 2016 and 2015, and through the date of this Form 8-K, neither the Company nor anyone acting on its behalf consulted KCCW regarding (1) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and KCCW did not provide either a written report or oral advice to the Company that was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue, (2) any matter that was either the subject of a disagreement with RBSM on accounting principles or practices, financial statement disclosure or auditing scope or procedures, which, if not resolved to the satisfaction of RBSM, would have caused RBSM to make reference to the matter in their report, or a “reportable event” as described in Item 304(a)(1)(v) of Regulation S-K of the SEC’s rules and regulations.

Item 9.01. Financial Statements and Exhibits.

(c). Exhibits.

Number	Exhibit

16.1	Letter from RBSM LLP dated September 5, 2017

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amended report to be signed on its behalf by the undersigned hereunto duly authorized.

TIANCI INTERNATIONAL, INC.
(Registrant)

Dated: September 5, 2017	By:	/s/ Chuah Su Chen
Chief Financial Officer

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